SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 23, 2003

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 5.	Other Events.

Attached to this Current Report as Exhibit 99 is a copy of a news release for ON Semiconductor Corporation dated September 23, 2003 titled “ON Semiconductor Extends Maturities on and Prepays a Portion of its Bank Debt.”

Item 7.	Financial Statements, Pro Forma
Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Description
99	News release for ON Semiconductor Corporation dated September 23, 2003 titled “ON Semiconductor Extends Maturities on and Prepays a Portion of its Bank Debt”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2003		ON SEMICONDUCTOR CORPORATION (Registrant)

	By:	/s/ G. SONNY CAVE
G. Sonny Cave Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated September 23, 2003 titled “ON Semiconductor Extends Maturities on and Prepays a Portion of its Bank Debt”